Exhibit 77Q1(a)(2)

Articles of Amendment of American Century Asset
Allocation Portfolios, Inc. dated April 24, 2017
(filed electronically as Exhibit a10 to Post-Effective
Amendment No. 41 to the Registration Statement of the Registrant filed on May 19, 2017, File No. 333-
116351, and incorporated herein by reference).